MVB FINANCIAL



Larry F. Mazza, CEO & President

Donald T. Robinson, Executive Vice President & CFO

KBW Community Bank Investor Conference - August 2, 2017

DISCLAIMERS

Forward Looking Statements

MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, inability to achieve merger-related synergies, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company's operating performance and trends, and facilitate comparisons with the performance of the Company's peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this presentation.

The MVB Team's goal today is to…

- Share the MVB growth story – Past, Present, Future
- Provide our vision of profitable community banking
- Explain why we believe we are a "up-and-comer" in our industry



MVB FINANCIAL

A Well-Positioned, Growing Bank

Lending

- High quality loan portfolio with long track record of low charge-offs & delinquencies
- Well diversified lending across all markets
- Proven and experienced lenders

Funding

- Loan growth funded by growing core deposits
- More convenient AITs and digital channels, less legacy of branch locations
- Strong business relationship deposits

Profitability

- Continued growth in net interest income
- Excellent non-interest income from the mortgage company in diverse markets
- Operations built for expansion

MVB FINANCIAL

Experienced Management Team

Larry Mazza, Chief Executive Officer



- 30+ years of banking sector management – including service in a Big 8 accounting firm
- Named CEO of MVB Financial Corp. in 2009
- Served as Retail Banking Manager for BB&T's WV North Region (which included $2 billion in assets)
- President of Empire National Bank at 29
- Delivers public company corporate governance experience

Don Robinson, Chief Financial Officer



- 19 years of banking, financial institution and Big 8 accounting experience
- Named Chief Operating Officer of MVB Financial Corp. in 2012, CFO in 2016
- Served as Market President and Commercial Regional head with HBAN
- Served as EVP and Chief Accounting Officer of Linn Energy (NASDAQ:LINE)
- Significant M&A experience

Ed Dean



- CEO – MVB Mortgage
- 25 years of mortgage experience
- Co-founded Potomac Mortgage Group, Inc. (PMG) in 2009
- Grew George Mason Mortgage from $1 billion to $4 billion prior to acquisition by UBSI
- Started career with Empire National Bank

John Schirripa



- Chief Lending Officer
- 30+ years of experience
- Chair of Management Loan Committee
- Served as Senior Vice President/Community President of Huntington National Bank
- Served as Vice President and Relationship Manager with Chase

David Jones



- Chief Credit Officer
- 28 years of experience
- Background in bank auditing from Big 8 firm
- Emphasizes credit analysis & quality performance of loans
- Has held management positions with Huntington National Bank and BB&T

MVB FINANCIAL

MVB Overview

- **MVB Financial Corp.**
  - Total Assets: $1.5 billion
  - 15 branches, 18 mortgage offices, and a central operations center
  - Two operating companies (MVB Bank and MVB Mortgage)
  - Divested MVB Insurance as of June 30, 2016
  - Strong fee income streams
    - Mortgage: $18.6M(1)
  - 21% loan and 23% deposit CAGRs (2008 – Q2'17)
- **Well positioned in our markets**
  - #4 community bank in West Virginia (2)
  - Recent branch expansion into fast-growing DC Metro area
- **Historical banking growth has been almost 100% organic**
- **Strong credit quality**
- ***BauerFinancial, Inc.*, recognized MVB Bank as a 5-Star Superior bank(3)**



Morgantown
Fairmont
Clarksburg
Bridgeport
WEST VIRGINIA
Charleston
Martinsburg
Charles Town
McLean
WASHINGTON, D.C.
Reston
Fairfax
VIRGINIA
Greensboro
Raleigh
NORTH CAROLINA
Charlotte
Fayetteville
Wilmington
Supply
Columbia
SOUTH CAROLINA
Charleston
MVB Bank
MVB Mortgage
MVB Bank & Mortgage

MVB FINANCIAL

(1) Data for the six months ended June 30, 2017.
(2) SNL Financial. Ranking by deposits as of June 30, 2016.
(3) Star rating based on March 31, 2017 data.

Track Record of Organic Growth

Net Loans HFI ($M)


Growth has been organic outside $93M in acquired loans(1)
CAGR: 21%
$1,500
$1,200
$900
$600
$300
$0
$201
$231
$292
$371
$442
$617
$792
$1,024
$1,044
$1,093
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q2 2017

Total Assets ($M)


CAGR: 22%
$1,875
$1,500
$1,125
$750
$375
$0
$259
$353
$414
$533
$727
$987
$1,110
$1,384
$1,419
$1,507
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q2 2017

Total Deposits ($M)


CAGR: 23%
$1,200
$900
$600
$300
$0
$173
$265
$300
$391
$487
$696
$823
$1,012
$1,107
$1,100
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q2 2017

Net Income to Common ($M)


CAGR: 29%
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.8
$1.4
$2.2
$2.7
$4.0
$3.9
$1.7 (2)
$6.2
$11.8 (3)
$7.8 (3)
$3.6
2008
2009
2010
2011
2012
2013
2014
2015
2016
2016 YTD
2017 YTD

MVB FINANCIAL

Source: SEC filings.
Note: YTD = Year to date as of June 30th
(1) Based on $18.2M loans acquired through the acquisition of two Susquehanna branches and $74.3M loans acquired 12/3/2013.
(2) 2014 included $1.0 million in non-recurring costs and expenses related to bank and mortgage build-out.
(3) 2016 YTD Included $3.9 million of income from discontinued operations relating to the sale of the insurance business.

MVB: Shareholder Value Focus

GROWTH

Organic
M&A
Deposits

Loans
Markets
Client Development

FINANCIAL

Cost Control
Budget Management
Modeling / Analysis

CULTURE

Core Values
Workplace
Compliance
#MVBSynergy
Client Experience

OPERATIONS

Efficiency Ratio
Project Management
Facilities
Best in Class Focus

TECHNOLOGY

FinTech
Tech Differentiation
Innovation
Risk Assessment
Client Interface

MVB FINANCIAL

Our Growth Strategies

Organic Growth	• Increase the productivity of existing relationships • Enhance existing geographic footprint • Measure expansion into new geographies • Enhance profitability through improved core funding
Opportunistic Growth	• Explore potential acquisitions of branches, fee income businesses and whole banks • Focus on deposit-heavy banking targets • Acquire team lift-outs
Fee Income Streams	• Enhance profitability in low interest rate environment • Develop wealth management • Mortgage to enhance, not drive, profitability

MVB FINANCIAL

Targeting Attractive Markets

East Region:
Washington D.C. Metropolitan Area

- 6.1 million people, high-growth, median HHI >$93,000 and 5.5% unemployment(1)
- Leverages MVB Mortgage in Northern Virginia
- Recently opened full service Leesburg, VA branch



Central WV Region:
Morgantown, Fairmont, Bridgeport & Clarksburg

- West Virginia University, health care, growing private sector and US government facilities
- Morgantown is the #1 WV MSA by population growth and per capita income metrics(2); opportunity to expand current 5% market share



South Region:
Charleston, WV

- 2nd largest deposit base(3) in WV ($5.1B); provides MVB with significant opportunity to expand on 2% market share
- WV State Capital and large health care center

Expansion Markets:
SW Pennsylvania, Central Virginia & Carolinas

- Focus on attractive, growth markets in the Mid-Atlantic and contiguous Southeastern region
- MVB Mortgage presence provides brand recognition for expansion



MVB FINANCIAL

Source: SNL Financial, United States Bureau of Labor Statistics
(1) Unemployment data per United States Bureau of Labor Statistics as of May 2017
(2) Based upon MSAs primarily in West Virginia. Excludes the Washington DC MSA.
(3) Measured by MSA deposits.

New Market Demographics Accretive to MVB Legacy Franchise



Detroit
Toronto
Cleveland
Pittsburgh
Chicago
Indianapolis
New York City
Washington, D.C.
WV
Louisville
Nashville
250 miles
500 miles
Richmond
Charlotte
Jacksonville
Atlanta
* Radius reference point Charleston, WV

Est. Household Income Growth ('17-'22)



8.0%
6.0%
4.0%
2.0%
0.0%
5.8%
4.2%
2.3%
MVBF
West Virginia
Wash. DC MSA

Unemployment Rate (May 2017)



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.5%
4.1%
3.6%
MVBF
West Virginia
Wash. DC MSA

MVB FINANCIAL

Source: SNL Financial, Bureau of Labor Statistics, West Virginia Chamber of Commerce
MVBF current franchise deposit weighted by county.

Selective & Strategic M&A Growth

M&A Assessment Model



Asset Quality
Deposits
Attractive Geographic Markets
Additional Growth Potential
Cultural Fit
Talent & New Expertise
Drives Shareholder Value

- **Conducting Disciplined Deal-making:**
  M&A deals will be rooted in a reasonable transaction price – based upon asset quality and deposits – and must demonstrate a true value for MVB shareholders

- **Focusing on the Right Targets**:
  Strategic opportunities in West Virginia and contiguous geographies (Maryland, Virginia, NC, and Pennsylvania) targeting attractive markets with growth opportunities

- **Growing and Cultivating a Strong Team:**
  M&A must ensure perpetuation of MVB's culture, while also infusing complementary talent to the existing MVB team. Ideally target management will deliver new expertise and enhance growth opportunities

MVB FINANCIAL

MVB Bank Notable Events

- Opened two new, technology-focused branch locations, with automated interactive teller systems
  - Morgantown, WV
  - Leesburg, VA
- Capital Management
  - Repaid SBLF
  - Completion of a $5 million Rights Offering as a follow up to the $22 million Private Placement completed in December 2016
- Core conversion to Jack Henry & Associates completed in April

Morgantown, WV


MVB

Leesburg, VA



AIT Branch



MVB FINANCIAL

Second Quarter Financial Highlights

($000s except per share)	FY 2015	FY 2016	2016 YTD	2017 YTD
Balance Sheet				
Total Assets	$1,384,476	$1,418,804	$1,484,962	$1,507,053
Gross Loans HFI	1,032,170	1,052,865	1,087,506	1,102,378
Total Deposits	1,012,314	1,107,017	1,067,242	1,099,608
Consolidated Capital (%)				
Tier 1 Risk Based Ratio	9.47 %	11.92 %	9.44 %	11.33% %
CET 1 Ratio	7.59	10.11	7.69	10.34%
Risk-Based Capital Ratio	12.91	15.36	12.73	14.67%
Asset Quality (%)				
NPAs / Assets (1)	0.76 %	0.47 %	0.58 %	0.41 %
NCOs / Loans	0.07	0.24	0.15	0.07
Reserves / Gross Loans HFI	0.78	0.86	0.84	0.88
Profitability				
Net Income to Common	$6,241	$11,784	$7,795	$3,583
ROAA (2)	0.56 %	0.91 %	1.17 %	0.54 %
ROAE (2)	6.08	10.50	14.23	5.45
Noninterest Inc. / Operating Rev. (3)	50.0	49.5	48.3	48.6
Net Interest Margin	3.07	3.22	3.24	3.25
Diluted EPS	$0.77	$1.31	$0.85	$0.35

2017 YTD Financial Highlights

- Gross loans HFI increased 1% YoY and 6% from year end, while reducing commercial real estate concentration levels from 382% at 6/30/16 to 306% at 6/30/17
- Deposits increased 3% YoY
- Nearly 26% of YoY deposit growth from noninterest bearing deposits
- Nonperforming assets declined 27% as of 6/30/17 compared to 6/30/16
- 2017 YTD net charge-offs of 0.03% of average loans
- 2016 YTD net income includes after-tax income of $3.9 million in discontinued operations
- Well positioned with respect to the current interest rate environment

Source: SEC filings and company documents.
Note: Reserves / Loans excludes loans held for sale. YTD = Year to date as of June 30
(1) NPA's include non-accruing loans, 90+ days still accruing and OREO.
(2) FY & YTD 2016 includes $3.9 million of net income from discontinued operations. Excluding this income, ROAA and ROAE would have been 0.63% and 7.30% for FY 2016 and 0.62% and 7.48% for YTD 2016.
(3) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in the appendix to this presentation for details.

MVB FINANCIAL

Current Loan Portfolio

Loan Portfolio Composition



Home Equity 6%
Consumer 1%
Commercial Business 34%
Residential 22%
Acquisition & Development - HVCRE 3%
Acquisition & Development 8%
Commercial Real Estate 26%

($ in thousands)		As of 6/30/2017 Amount
Commercial Business[(1)]	S	378,570
Commercial Real Estate		284,000
Acquisition & Development		91,953
Acquisition & Development – HVCRE		27,747
Residential[(1)]		242,172
Home Equity		64,322
Consumer		13,614
Total Loans	S	1,102,378

Strong Asset Quality

($ in thousands)



Special Mention 3% $35,185
Substandard 1% $13,299
Doubtful 0% $3,025
Pass 96% $1,050,869

Past Due Loans



30 - 59 Days PD 0.10%
60 - 89 Days PD 0.14%
90+ Days PD 0.31%
Current 99.45%

Source: SEC filings.
Note: Data includes loans held for investment.
(1) Commercial business includes owner occupied CRE and residential includes 1-4 family construction loans.

Strong Asset Quality

Nonperforming Assets ($000)



$16,000
$12,000
$8,000
$4,000
$0
$3,452
$3,661
$1,224
$9,830
$10,492
$6,643
$6,226
2011
2012
2013
2014
2015
2016
Q2 2017
Nonaccrual
OREO
90+ DPD

NPAs / Assets



3.00%
2.25%
1.50%
0.75%
0.00%
2.21%
1.91%
1.70%
1.19%
1.01%
1.19%
1.00%
0.65%
0.50%
0.12%
0.89%
0.76%
0.47%
0.41%
2011
2012
2013
2014
2015
2016
Q2 2017
MVBF
Regional Peers

MVB FINANCIAL

Note: Nonperforming assets include nonaccruals, OREO & 90+ past due.
Source: SEC filings and SNL Financial. Regional peers defined as public banks headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion.

Current Deposit Portfolio

Deposit Composition(1) ($M)



Noninterest bearing demand 10.4%
Time deposits including CDs and IRAs 24.7%
Interest bearing demand 39.1%
Savings and money markets 25.8%

Q2 '17 Cost of Deposits = 0.71%

Non-Time Deposits ($M)



$960.0
$800.0
$640.0
$480.0
$320.0
$160.0
$0.0
Non-Time Deposits ($M)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Cost of Deposits (%)
$153.0
$206.9
$297.5
$328.8
$454.7
$586.7
$682.5
$831.4
$849.6
2009
2010
2011
2012
2013
2014
2015
2016
Q2 2017
Non-Time Deposit Balance
Cost of Deposits

MVB FINANCIAL

Source: SEC filings.
(1) Based on Q2'17 average balances.

MVB Mortgage Volume Analysis

Historical Volume Comparison ($M) (1)



$1,012
$838
$1,339
$1,643
$757
$770
2013
2014
2015
2016
2016 YTD
2017 YTD

2017 YTD Dollar Volume by State(1)



VA 52%
NC/SC 25%
WV 8%
MD 7%
DC 6%
Other 2%

Historical Mortgage Fee Income ($M)



$20.8
2.04%
$17.6
2.33%
$30.0
2.54%
$36.0
2.38%
2.49%
$16.2
2.88%
$18.6
2013
2014
2015
2016
2016 YTD
2017 YTD
Mortgage Fee Income
Gain on Sale Margin

2017 YTD Volume by Transaction Type(2)



Purchase 60%
Construction Origination 17%
Construction Refinance 9%
Refinance 14%

MVB FINANCIAL

Source: Company documents; YTD totals as of June 30.
(1) Volume displayed by dollars closed.
(2) Volume displayed by number of loans closed.

THANK YOU

QUESTION AND ANSWER SESSION

IR.MVBbanking.com
844-MVB-BANK

Appendix

Non-GAAP Reconciliation

NONINTEREST INCOME / OPERATING REVENUE	At or for the year ended,		At or for the 6 months ended,	
(Dollars in Thousands, Except per Share)	12/31/15	12/31/16	06/30/16	06/30/17
Total Noninterest Income	34,955	43,205	20,613	20,391
Less: Realized Gain on Securities	(130)	(1,082)	(603)	(350)
Less: Gain on Sale of Subsidiary	0	0	0	0
Operating Noninterest Income	**34,825**	**42,123**	**20,010**	**20,041**
Net Interest Income	34,875	42,991	21,437	21,200
Plus: Operating Noninterest Income	34,825	42,123	20,010	20,041
Operating Revenue	**69,700**	**85,114**	**41,447**	**41,241**
Operating Noninterest Income	34,825	42,123	20,010	20,041
÷ Operating Revenue	69,700	85,114	41,447	41,241
Noninterest Income / Operating Revenue (%)	**50.0**	**49.5**	**48.3**	**48.6**

GAIN ON SALE MARGIN	At or for the year ended,				At or for the 6 months ended,	
(Dollars in Thousands, Except per Share)	12/31/13	12/31/14	12/31/15	12/31/16	06/30/16	06/30/17
Mortgage Fee Income	20,801	17,557	29,472	35,673	16,182	18,586
Less: Origination Fees	1,854	2,126	3,195	4,078	1,829	2,464
Net Mortgage Revenue for Gain on Sale	**18,947**	**15,431**	**26,277**	**31,595**	**14,353**	**16,122**
Net Mortgage Revenue for Gain on Sale	18,947	15,431	26,277	31,595	14,353	16,122
÷ Mortgages Sold to non-MVB Bank Investors	929,632	661,603	1,035,388	1,328,498	576,900	559,856
Gain on Sale Margin (%)	**2.04**	**2.33**	**2.54**	**2.38**	**2.49**	**2.88**

MVB FINANCIAL

Note: Results for the years ended 12/31/13, 12/31/14, 12/31/15, and 12/31/16, as well as YTD 6/30/16, are presented with insurance segment results classified as discontinued operations. Gain on sale of insurance subsidiary in 2Q16 was realized through discontinued operations.

Source: SEC filings and Company documents.